UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2008

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in charter)
Pennsylvania	000-24206	23-2234473
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)
825 Berkshire Blvd., Suite 200, Wyomissing		19610
Professional Center,		(Zip Code)
Wyomissing, Pennsylvania
(Address of principal executive offices)
(610) 373-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. FD Disclosure Regulation

On May 9, 2008, PNG Merger Sub Inc., a Pennsylvania corporation, issued the press release attached hereto as Exhibit 99.1 in which it announced that it had commenced (i) a cash tender offer and consent solicitation for any and all of the $200,000,000 aggregate principal amount of 6-7/8% Senior Subordinated Notes due 2011 of Penn National Gaming, Inc. (“Penn”) and (ii) a cash tender offer and consent solicitation for any and all of the $250,000,000 aggregate principal amount of 6-3/4% Senior Subordinated Notes due 2015 of Penn. The tender offers and consent solicitations are being conducted in connection with the previously announced Agreement and Plan of Merger, dated as of June 15, 2007, by and among Penn, PNG Merger Sub Inc., and PNG Acquisition Company Inc., a Delaware corporation, which provides, among other things, for PNG Merger Sub Inc. to be merged with and into Penn, as a result of which Penn will continue as the surviving corporation and will become a wholly owned subsidiary of PNG Acquisition Company Inc. PNG Acquisition Company Inc. is indirectly owned by certain funds managed by affiliates of Fortress Investment Group LLC and Centerbridge Partners, L.P.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By furnishing this information, we make no admission as to the materiality of any information in this Item 7.01 of this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits

    (d) Exhibits

           99.1 Press Release dated May 9, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                            Penn National Gaming, Inc.

                                                                                            By: /s/ Robert Ippolito
                                                                                            Name: Robert Ippolito
                                                                                           Title: Vice President, Secretary and Treasurer

Date: May 12, 2008

EXHIBIT INDEX

                                                         Exhibit Number                                              Description of Exhibit

                                      99.1                                                 Press Release dated May 9, 2008.